Exhibit 10.6

HWL EBSWORTH
LAWYERS

GenEmbryomics Performance Rights Plan

Plan Rules

GenEmbryomics Pty. Ltd.
ACN 631 082 418

Ref CS:CP: 1211150
Doc ID 794896013/v1

Level 14, 83 Pirie Street, Adelaide SA 5000 Australia
GPO Box 286, Adelaide SA 5001 Australia

Telephone +61 8 8205 0800
Facsimile 1300 464 135 (Australia) +61 2 8507 6585 (International)
hwlebsworth.com.au

Table of Contents

1.	Definitions and interpretation	1
2.	Introduction	6
3.	Operation and administration of the Plan	6
4.	Offers	4
5.	Acceptance of Offer	9
6.	Performance Rights	10
7.	Vesting and lapse of Performance Rights	11
8.	Dealing and disposal of Plan Shares	13
9.	Forfeiture	13
10.	Termination or suspension of the Plan	14
11.	Employment	15
12.	Attorney	16
13.	Amending these Rules	16
14.	Applicable Law	18
15.	Plan expenses and taxes	18
16.	General	19

GenEmbryomics Performance Rights Plan Rules	Page ii

1.	Definitions and interpretation

1.1	Definitions

In these Rules, unless something else is clearly intended:

Acceptance Form	means the form that the Board determines from time to time is to be submitted by an Eligible Employee in order to accept an Offer.

Allocate	means the transfer or issue of Shares to a Participant under the Plan in respect of a vested Performance Right, and allocated and allocation each has a corresponding meaning.

Allocation Date	means the date that a Participant acquires Plan Shares as recorded by the Company.

Applicable Law	means any one or more or all, as the context requires, of:

(a)	the laws of Victoria;

(b)	the Corporations Act;

(c)	the ITAA;

(d)	the Listing Rules;

(e)

any practice note, policy statement, class order, declaration, guideline, policy, procedure, ruling, judicial interpretation or other guidance note made to clarify, expand or amend paragraphs (a), (b), (c) or (d) above;

(f)	the Constitution; and

(g)	any other legal requirement that applies to the Plan.

Bad Leaver Reason	means a Relevant Person who ceases to be an Employee for any reason that is not a Good Leaver Reason.

Board	means the board of directors of the Company or a committee appointed by the board or any delegate of the board or such committee.

Business Day	means a day which is not a Saturday, Sunday or a public holiday in Melbourne, Victoria.

Company	means GenEmbryomics Pty. Ltd. ACN 631 082 418.

Constitution	means the constitution of the Company.

Corporations Act	means the Corporations Act 2001 (Cth).

GenEmbryomics Performance Rights Plan Rules	Page 1

Dispose	means sell, transfer, redeem, assign, grant a Security Interest over or otherwise dispose of or deal with a Performance Right.

Eligible Employee	means an Employee whom the Board determines is to receive an Offer.

Employee	means a natural person who is:

(a)	a full-time or part-time employee (including an executive director);

(b)	a non-executive director;

(c)	a contractor who is an individual;

(d)	a casual employee,

of a Group Company; or

(e)

a person who receives an Offer under the Plan but who can only accept the Offer if an arrangement has been entered into that will result in the person becoming covered by one of paragraphs (a), (b), (c) or (d).

Event	means:

(a)	an offer is made to the Company or to the holders of Shares for all of the issued capital in the Company;

(b)

pursuant to an application made to a court, court orders a meeting to be held in relation to a proposed compromise or arrangement for the purpose of or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company, and the resolutions put at that meeting are passed;

(c)	the Company passes a resolution for voluntary winding up;

(d)	an order is made for the compulsory winding up of the Company; or

(e)	any other circumstances determined by the Board from time to time.

Good Leaver Reason	means death, Retirement, Permanent Disablement, Redundancy or such other circumstances which result in a Relevant Person ceasing to be an Employee and which the Board determines is a Good Leaver Reason.

Group	means the Company and any subsidiary or holding company (as those terms are defined in the Corporation Act), and Group Company means any of them.

Holding Lock	means a mechanism arranged or approved by the Board (including through its share registry) that prevents Plan Shares being disposed of by a Participant.

GenEmbryomics Performance Rights Plan Rules	Page 2

ITAA	means the Income Tax Assessment Act 1936 (Cth) or the Income Tax Assessment Act 1997 (Cth) or both, as the context requires.

Listing Rules	means the listing rules of NASDAQ and any other rules of NASDAQ which are applicable while the Company is admitted to the official list of NASDAQ, each as amended or replaced from time to time, except to the extent of any express written waiver by NASDAQ.

NASDAQ	means the NASDAQ (National Association of Securities Dealers Automated Quotation System) securities exchange.

Nominee	in relation to an Eligible Employee means:

(a)	an immediate family member of the Eligible Employee;

(b)	a company whose members comprise no persons other than the Eligible Employee or immediate family members of that Eligible Employee; or

(c)

a corporate trustee of self-managed superannuation fund (within the meaning of the Superannuation Industry (Supervision) Act 1993 (Cth)) where the Eligible Employee is a director of the trustee and the employee is a member of the fund.

Offer	means an offer to participate in the Plan and be granted Performance Rights in accordance with Rule 4.

Participant	means:

(a)	an Eligible Employee who becomes a Participant in the Plan pursuant to Rule 6.2;

(b)	if Rule 4.5 applies, a Nominee in whose favour an Eligible Employee has renounced its Offer; or

(c)	the legal personal representative of any person referred to in paragraphs (a) or (b) duly appointed on the death or legal incapacity of that person.

Performance Right	means an entitlement to receive a Share under the Plan which is subject to the satisfaction of Vesting Conditions.

Permanent Disablement	means serious injury, disability or illness of a Relevant Person which prohibits continued employment with the Group (as determined by the Board).

Plan	means this plan known as the "GenEmbryomics Performance Rights Plan" established and operated in accordance with these Rules.

Plan Shares	means Shares held by Participants under the Plan, being shares which rank equally for all purposes with the Shares.

GenEmbryomics Performance Rights Plan Rules	Page 3

Redundancy	means the termination of employment of a Relevant Person whereby the position previously occupied by the Relevant Person no longer exists with the Group, and the Board determines that such an event qualifies as a redundancy for the purposes of these Rules.

Relevant Person	means, in respect of:

(a)	an Eligible Employee, that person; and

(b)	a Nominee of an Eligible Employee, that Eligible Employee.

Restriction Period	means the restriction period applicable to Plan Shares, commencing on the Allocation Date and ending on the date specified by the Board in an Offer, and may be reduced by the Board in accordance with Rule 8.2.

Retirement	means the termination of a Relevant Person's employment with the Group at the normal retirement age or at any other time, including early retirement, with the Company's consent but excluding dismissal or resignation.

Rules	means the rules governing the operation of the Plan set out in this document, as amended from time to time.

Security Interest	means a mortgage, charge, pledge, lien, encumbrance or other third party interest of any nature.

Share	means a fully paid ordinary share in the capital of the Company.

Vesting Conditions	means any conditions which must be satisfied before Performance Rights vest as determined by the Board and specified in an Offer and as reduced or waived in whole or in part at any time by the Board and notified to the Participant.

Vesting Period	means, in relation to a Performance Right, the period of time prescribed by the Board to satisfy the Vesting Conditions.

1.2	Interpretation

In these Rules, the following rules apply unless the context requires otherwise:

(a)	the singular includes the plural and conversely;

(b)	a gender includes all genders;

(c)	a reference to $ or dollar is to Australian currency;

(d)	a reference to time is to time in Victoria, Australia;

GenEmbryomics Performance Rights Plan Rules	Page 4

(e)	a reference to 'NASDAQ' or 'Listing Rules' shall only be applicable while the Company is admitted to the official list of NASDAQ;

(f)	a reference to a Rule or paragraph is a reference to a Rule or paragraph of these Rules;

(g)	if a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(h)	a reference to a party to these Rules includes that party's executors, administrators, successors and permitted assigns;

(i)	a reference to any legislation or any provision of any legislation includes:

(i)	all regulations, orders or instruments issued under the legislation or provision; and

(ii)	any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

(j)	a reference to these Rules is a reference to these Rules as amended, varied, novated, supplemented or replaced from time to time;

(k)	a reference to any document is a reference to that document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

(l)	a reference to an act includes an omission and a reference to doing an act includes executing a document;

(m)	headings are for convenience and do not affect the interpretation of these Rules;

(n)	where a consent or approval is required under these Rules, the requirement will, unless something else is clearly intended, mean the prior written consent or approval;

(o)	wherever used in these Rules, the expressions 'including', 'such as' and similar expressions shall not imply any limitation;

(p)	a reference to notice means written notice given in the manner provided in these Rules for service of notices;

(q)	a reference to any thing (including to any right) includes a part of that thing;

(r)	a right includes any remedy, privilege, authority or power; and

(s)	where the time for doing any act, matter or thing under these Rules falls on a day which is not a Business Day, it shall be done on the next succeeding Business Day.

GenEmbryomics Performance Rights Plan Rules	Page 5

1.3	Inconsistency

(a)	These Rules must be interpreted subject to the Constitution.

(b)	Where there is any inconsistency between these Rules and the Constitution, the Constitution will prevail to the extent of the inconsistency.

2.	Introduction

2.1	Purpose

The Plan provides Eligible Employees or their Nominee with an opportunity to acquire a financial interest in the Company, which will align their interests more closely with the Company's shareholders and provide greater incentive for them to focus on the Company's longer-term goals.

2.2	Commencement

The Plan commences on the date that it is formally adopted by the Board.

2.3	Advice

Eligible Employees should obtain their own independent advice (at their own expense) on the financial, taxation and other consequences to them relating to participation in the Plan.

2.4	Tax deferral

Subject to the requirements of the ITAA, Subdivision 83A-C of the ITAA applies to the Plan.

3.	Operation and administration of the Plan

3.1	Plan Rules

The Plan must be operated in accordance with these Rules which bind each Group Company and each Participant.

3.2	Powers of the Board

The Plan will be administered by the Board, which will have full power to implement and carry out the Plan, including the power to:

(a)	determine appropriate procedures and make regulations for the administration of the Plan consistent with these Rules;

GenEmbryomics Performance Rights Plan Rules	Page 6

(b)	resolve and bind the Company, the Participants and Eligible Employees absolutely regarding any question of fact, interpretation, effect or application arising in connection with the Plan;

(c)	exercise the discretions conferred on it by these Rules or which may otherwise be required in relation to the Plan;

(d)	delegate to any one or more persons (for such period and on such conditions as it may determine) the exercise of any of its powers or discretions arising under the Plan; and

(e)	appoint or engage specialist service providers for the operation and administration of the Plan.

3.3	Determination

(a)

Except as expressly provided in these Rules, where these Rules provide for a determination, interpretation, decision, approval, consent or opinion of the Company or the Board, such determination, interpretation, decision, approval, consent or opinion will be in the Company's or the Board's absolute and unfettered discretion (as they case may be) and will be final.

(b)

Subject to the Applicable Law, any power or discretion which is conferred on the Company or the Board by these Rules may be exercised in the interests, or for the benefit, of the Company, and the Company or the Board (as the case may be) is not, in exercising such power or discretion, under any fiduciary or other obligation to any other person.

3.4	Decision of the Board

Any decision of the Board as to the interpretation, effect or application of these Rules will be final (in the absence of manifest error). Any dispute or difference of any nature relating to the Plan will be referred to the Board and its decision will be final and binding.

3.5	Independent advice

The Board may obtain and rely upon independent professional or expert advice in relation to the exercise of any of its powers or discretions under these Rules.

3.6	Liability

The Group Companies and their respective directors and employees are not liable for anything done or omitted to be done by such person or any other person with respect to:

(a)	the price, time, quantity or other conditions and circumstances of the issue, acquisition, allocation or sale of Shares;

(b)	any fluctuations in the price of Shares; and

GenEmbryomics Performance Rights Plan Rules	Page 7

(c)	anything done in connection with the Plan,

unless such act or omission constitutes wilful misconduct on such person's part.

4.	Offers

4.1	Board may make Offers

Subject to these Rules, the Board may from time to time make an Offer to an Eligible Employee.

4.2	Terms of each Offer

Each Offer (which need not be the same for each Eligible Employee) must specify:

(a)	the name and address of the Eligible Employee to whom the Offer is made;

(b)	the date of the Offer;

(c)	the date on which Performance Rights are to be granted;

(d)	the latest time and date on which a duly completed Acceptance Form must be received by the Company in order to accept the Offer;

(e)	the Vesting Conditions (if any);

(f)	the Vesting Period (if any);

(g)	the Restriction Period (if any);

(h)	the circumstances in which the Performance Rights will lapse;

(i)	the circumstances in which Plan Shares will be forfeited;

(j)	any other information that the Applicable Law requires the Company to give to the Eligible Employee; and

(k)

any other terms or conditions (not being inconsistent with these Rules) that may be determined by the Board from time to time in respect of the rights or obligations of the Participants or any Group Company, under the Plan.

4.3	Accompanying documents

An Offer must be accompanied by:

(a)	a copy of these Rules;

(b)	an Acceptance Form; and

GenEmbryomics Performance Rights Plan Rules	Page 8

(c)	any other documents as the Board considers appropriate, or as required by the Applicable Law.

4.4	Offer personal

Subject to Rule 4.5, Offers are personal to each Eligible Employee and only the Eligible Employee to whom an Offer is made may accept the Offer.

4.5	Nominee

(a)

Following receipt by an Eligible Employee of an Offer, an Eligible Employee may, by notice in writing to the Board, nominate a Nominee in whose favour the Eligible Employee wishes to renounce its Offer.

(b)	The Board may, in its absolute discretion:

(i)	require the Eligible Employee to provide further information in relation to its Nominee; and

(ii)	resolve not to allow a renunciation of an Offer to a Nominee.

5.	Acceptance of Offer

5.1	Acceptance Form

(a)

An Eligible Employee may only accept an Offer by returning a duly completed and signed Acceptance Form, together with any other documents specified in the Offer, by the time and date specified in the Offer.

(b)	By returning the duly completed and signed Acceptance Form in accordance with Rule 5.1(a), the Eligible Employee:

(i)	accepts the Offer and agrees to be bound by the terms of the Offer and these Rules;

(ii)	agrees to become a member of the Company and to be bound by the Constitution in the event that Shares are allocated to the Eligible Employee in accordance with these Rules; and

(iii)	consents to the collection, holding, processing and exchange of their personal data by the Group for any purpose related to the proper administration of the Plan.

(c)

Notwithstanding any other provision of these Rules, an Eligible Employee has no right to be granted a Performance Right and no right in respect of a Performance Right under the Plan until the Performance Right is granted by the Company in accordance with Rule 6.1.

GenEmbryomics Performance Rights Plan Rules	Page 9

5.2	Lapse of Offer

An Offer not accepted in accordance with Rule 5.1(a) lapses, unless the Board determines otherwise.

5.3	Rejection of Acceptance Form

(a)	The Board will reject an Acceptance Form by an Eligible Employee if, at any time prior to the grant of the Performance Right under Rule 6.1, the Eligible Employee has:

(i)	ceased to be an Employee;

(ii)	given notice of resignation or retirement as an Employee; or

(iii)	been given notice of termination of employment as an Employee.

(b)

If the Board rejects an Acceptance Form under Rule 5.3(a), the Company must provide notification to the relevant Eligible Employee that it has rejected that Eligible Employee's Acceptance Form, and that Acceptance Form (and the relevant Offer) will become null and void and of no effect.

6.	Performance Rights

6.1	Grant of Performance Rights

Subject to Rule 5.3, if an Eligible Employee accepts an Offer in accordance with Rule 5.1(a), the Company will grant to the Eligible Employee the Performance Rights on the date specified in the Offer.

6.2	Eligible Employee becomes a Participant

An Eligible Employee becomes a Participant and is bound by these Rules upon the Company granting the Performance Rights to the Eligible Employee.

6.3	No entitlement

Participation in the Plan does not give the Participant a legal or beneficial interest in a Share prior to its allocation to the Participant, nor any entitlement to a Share, otherwise than in accordance with these Rules.

6.4	No Disposal of Performance Rights

(a)	A Participant must not Dispose of their Performance Right without the prior written consent of the Board.

GenEmbryomics Performance Rights Plan Rules	Page 10

(b)

If a Participant purports to Dispose of their Performance Right without the prior written consent of the Board, the relevant Performance Right will automatically lapse on the date of such purported Disposal.

6.5	No price for grant of Performance Right

Performance Rights granted by the Company under the Plan will be granted for no consideration payable by Participants.

6.6	Register

The Company must:

(a)	set up and maintain a register of Performance Rights holders; and

(b)	at the same time as granting the Performance Rights to an Eligible Employee under Rule 6.1, update the Company's register of Performance Rights holders.

6.7	Confidentiality

A Participant must keep confidential all details of Performance Rights (including details of the Offer) held or offered under the Plan unless permission to disclose details has been given in writing by the Board.

7.	Vesting and lapse of Performance Rights

7.1	Vesting of Performance Rights

(a)	Subject to any Rules, a Performance Right will only vest if the Board determines that the Vesting Conditions (if any) have been satisfied within the Vesting Period.

(b)	If, at any time prior to the last date of the Vesting Period:

(i)	a Participant ceases to be an Employee as a result of a Good Leaver Reason; or

(ii)	the Board gives written notice to the Participants that an Event has occurred,

where any Performance Rights have not yet vested, the Board may at its discretion waive some or all of the Vesting Conditions and determine the number of Performance Rights that may vest.

7.2	Occurrence of any Event

(a)

Subject to the terms and conditions set out in the Offer, the Board may, in its absolute discretion, determine that any Performance Rights vest within 10 Business Days of an Event occurring, in which case the Board must promptly notify the holder of the vested Performance Rights in writing.

GenEmbryomics Performance Rights Plan Rules	Page 11

(b)	Any Performance Rights that do not vest under Rule 7.2(a) automatically lapse.

(c)

If a company (Acquiring Company) obtains control of the Company as a result of an Event and both the Company and the Acquiring Company agree, a Participant may, in respect of any vested Performance Rights, be provided with shares of the Acquiring Company or its parent in lieu of Shares, on substantially the same terms and subject to substantially the same conditions as the Shares, but with appropriate adjustments to the number and kind of shares subject to the Performance Rights.

7.3	Allocation of Shares

If Performance Rights have vested in accordance with Rule 7.1, the Company must, as soon as reasonably practicable after the Performance Rights vest:

(a)	allocate to the Participant the number of Shares to which the Participant is entitled under the terms of the Offer; and

(b)	deliver to the Participant a holding statement or share certificate (as applicable) for the Plan Shares.

7.4	Lapse of Performance Rights

(a)	A Performance Right will lapse on the earliest to occur of:

(i)	the last date of the Vesting Period and the Vesting Conditions have not been satisfied;

(ii)

if a Relevant Person ceases to be an Employee at any time before the end of the Vesting Period, other than as a result of a Good Leaver Reason, the date that the Relevant Person ceases to be an Employee; and

(iii)	the Performance Right lapsing in accordance with Rule 6.4(b).

(b)	Where a Performance Right has lapsed under Rule 7.4(a):

(i)	all rights of the Participant under the Plan in respect of the Performance Right are forfeited; and

(ii)	the Company will cancel the Performance Right and not be liable for damages, compensation or other amounts to the Participant in respect of the cancelled Performance Right.

GenEmbryomics Performance Rights Plan Rules	Page 12

8.	Dealing and disposal of Plan Shares

8.1	Dealing

(a)

During the Restricted Period, the Relevant Person must ensure that the Participant does not assign, or attempt to transfer the beneficial interest in, sell, grant a Security Interest in or otherwise deal with a Plan Share without the prior written consent of the Board, which may withhold such consent at its absolute discretion.

(b)

The Company may adopt procedures and enter into such arrangements as it considers necessary to enforce the restrictions in Rule 8.1(a) and Participants are deemed to agree to such procedures and arrangements including without limitation:

(i)	placing a Holding Lock on the Plan Shares; or

(ii)	having the Plan Shares held on behalf of the Participants by a trustee of an employee share trust.

8.2	Event

If an Event occurs during the Restriction Period applicable to a Participant's Plan Shares, the Board may at its discretion reduce the Restricted Period so that it ends on the date of the Event (or such other date as determined by the Board).

8.3	After the Restricted Period

After the Restricted Period, all restrictions on dealing with the Plan Shares pursuant to these Rules will no longer apply.

9.	Forfeiture

9.1	Forfeiture of Plan Shares

Where, in the opinion of the Board, a Relevant Person ceases to be an Employee as a result of a Bad Leaver Reason during the Restriction Period, the Plan Shares in respect of that Restriction Period that are held by the relevant Participant will be forfeited on the date that the Relevant Person ceases to be an Employee (Forfeited Shares).

9.2	Treatment of Forfeited Shares

(a)

If the Board determines that a Relevant Person has ceased to be an Employee as a result of a Bad Leaver Reason, the Company will provide a notice of forfeiture to the relevant Participant (Forfeiture Notice), which specifies that the Relevant Participant must:

GenEmbryomics Performance Rights Plan Rules	Page 13

(i)	transfer the Forfeited Shares for a total aggregate consideration of $1.00 into the name of the Company's nominee; or

(ii)	sell the Forfeited Shares, with the proceeds payable to the Company,

and the relevant Participant is deemed to have agreed to comply with the Forfeiture Notice.

(b)

If any amount is payable by the Participant on account of tax solely in respect of the Forfeited Shares, then the Participant will be permitted to retain (and sell) the number of Forfeited Shares as are equal in value to the amount of tax payable solely in respect of the Forfeited Shares.

9.3	Effect of Forfeiture

Where a Participant's Plan Shares have been forfeited under clause 9.1:

(a)	all rights of the Participant under the Plan in respect of their Plan Shares are forfeited; and

(b)	the Company will not be liable for any damages, compensation or other amounts to the Participant in respect of the Forfeited Shares.

10.	Termination or suspension of the Plan

10.1	Change to Applicable Law

The Company must terminate or suspend the Plan if changes to the Applicable Law require that it do so.

10.2	Company may suspend and terminate

The Board may from time to time suspend the operation of the Plan and may at any time terminate the Plan.

10.3	Winding up

The Plan must be immediately terminated if an order is made or an effective resolution is passed for the winding up of the Company, other than for the purposes of amalgamation or reconstruction.

10.4	Effect of termination

Where the Plan is terminated or suspended, a Participant may not claim any compensation as a result of termination or suspension of the Plan.

GenEmbryomics Performance Rights Plan Rules	Page 14

11.	Employment

11.1	Terms of employment not affected

(a)	These Rules do not:

(i)	form part of any contract of employment between any Eligible Employee and any Group Company; or

(ii)	constitute a related condition or collateral arrangement to any such contract of employment,

and participation in the Plan does not in any way affect the rights and obligations of an Eligible Employee under the terms of their contract of employment.

(b)	The terms of a Participant's employment with a Group Company do not in any way affect the rights and obligations of the Participant under the Plan.

(c)

An Eligible Employee or Participant has no right to compensation or damages from any Group Company in respect of any loss of future rights under the Plan, as a consequence of termination of the Eligible Employee's or Participant's employment.

11.2	No conferred rights

Nothing in these Rules:

(a)	confers on any Eligible Employee or Participant the right to continue as an Employee;

(b)	confers on any Employee the right to become or remain an Eligible Employee or to participate in the Plan;

(c)	affects any rights which a Group Company may have to terminate the employment of an Eligible Employee or Participant;

(d)	may be used to increase damages in any action brought against any Group Company in respect of any such termination; or

(e)

confers any responsibility or liability on any Group Company or its directors, officers, employees, representatives or agents in respect of any tax liabilities of the Eligible Employees or Participants.

GenEmbryomics Performance Rights Plan Rules	Page 15

11.3	Other schemes

Participation in the Plan does not affect, and is not affected by, participation in any other incentive scheme operated by the Group from time to time, unless the terms of that other scheme provide otherwise.

11.4	No control

The Participants will not have any control over the operation of the Plan irrespective of any rights they may have under these Rules.

12.	Attorney

(a)

Each Participant, in consideration of a grant of a Performance Right, shall be deemed to irrevocably appoint the Company and any person nominated from time to time by the Board (each an Attorney), severally as the Participant's attorney to:

(i)	complete and execute any documents relating to the Performance Right and Shares; and

(ii)	do all acts or things on behalf of and in the name of the Participant,

which may be convenient or necessary for the purpose of giving effect to the provisions of the terms and conditions of the Plan.

(b)

The Participant shall ratify and confirm any act or thing done pursuant to the power of attorney under Rule 12(a) and shall release the Company, the Board, each Group Company and each Attorney from any liability whatsoever arising from the exercise of the powers conferred by this Rule and shall indemnify and hold harmless the Company, the Board, each Group Company and the Attorney in respect thereof.

13.	Amending these Rules

13.1	Board may amend

(a)	Subject to Rule 13.2, the Board may at any time:

(i)	amend these Rules; and

(ii)	waive or amend the application of these Rules in relation to a Participant.

(b)

Notwithstanding Rule 13.2, the Board may waive, amend or replace any performance measure in a Vesting Condition attaching to a Performance Right if the Board determines that the original Vesting Condition is no longer appropriate or applicable, provided that the interests of the relevant Participant are not, in the opinion of the Board, materially prejudiced or advantaged relative to the position reasonably anticipated at the time of the grant.

GenEmbryomics Performance Rights Plan Rules	Page 16

13.2	Rights of Participants

(a)

Subject to Rule 13.2(b), if any amendment to these Rules under Rule 13.1 reduces any of the Participants' rights in respect of any granted Performance Right, the Board must obtain the prior written consent of at least 75% of the Participants affected by the proposed change.

(b)	The Board may amend these Rules without the written consent of Participants under Rule 13.2(a):

(i)

for the purpose of complying with, or conforming to, the Applicable Law or present or future laws governing or regulating the maintenance or operation of the Plan or like plans, in any jurisdiction in which grants or invitations under the Plan have been made;

(ii)

to take into consideration possible adverse tax implications in respect of the Plan arising from public or private rulings, determinations, interpretative decisions or other statement of the Commissioner of Taxation or any other relevant taxation authority, changes or proposed changes to tax legislation and/or changes in the interpretation of tax legislation by a competent court or tribunal; or

(iii)	to correct a manifest error or mistake.

13.3	Retrospective effect

Any change made pursuant to Rule 13.1 may be given such retrospective effect as is specified by the Board.

13.4	Written notice

(a)	As soon as reasonably practicable after the Company makes any material amendment under Rule 13.1(a)(i), the Company must notify the Participants of the amendment.

(b)

As soon as reasonably practicable after the Company waives the application of any of the provisions in these Rules or makes an amendment under Rule 13.1(a)(ii), the Company must notify the affected Participants of the waiver or the amendment, respectively.

GenEmbryomics Performance Rights Plan Rules	Page 17

14.	Applicable Law

14.1	Applicable Law

These Rules and the Participant's entitlements under the Plan are subject to the Applicable Law.

14.2	Contravention of Applicable Law

Notwithstanding any Rule, no Performance Right or Share may be offered, granted, issued, transferred or dealt with under the Plan if to do so would contravene any Applicable Law or where the compliance with any Applicable Law would in the opinion of the Board be unduly onerous or impractical.

14.3	Deemed provisions

Notwithstanding any other Rule, every provision set out in an exemption from, or modification to, the Applicable Law in respect of the Plan that is required to be included in these Rules in order for the exemption or modification to have effect is deemed to be contained in these Rules.

14.4	Inconsistency

To the extent that any provision deemed by Rule 14.3 to be contained in these Rules is inconsistent with any other provision in these Rules, the deemed provision will prevail.

15.	Plan expenses and taxes

15.1	Plan expenses

The Company must pay all expenses, outgoings, costs and charges incurred in establishing and operating the Plan.

15.2	Withholding Taxes

Notwithstanding any other provision in these Rules, the Group has the power to do either or all of the following:

(a)	withhold from amounts otherwise owing to a Participant, or to require a Participant to remit to it, an amount sufficient; or

(b)	allocate to a Participant such lesser number of Shares than provided for in the Offer as the Board determines is equal in value to an amount sufficient,

to satisfy all federal, state, local and foreign withholding tax requirements, and any other governmental imposts, in respect of any or all of the Participant's Performance Rights or Shares allocated to that Participant under the Plan.

GenEmbryomics Performance Rights Plan Rules	Page 18

16.	General

16.1	Waiver

No failure, delay, or indulgence by a party in exercising any power or right under these Rules shall operate as a waiver of such power or right. No single exercise of any power or right under these Rules shall preclude any other or future exercise of that (or any other) power or right.

16.2	Severance

If any provision of these Rules is rendered void, unenforceable or otherwise ineffective, such avoidance, unenforceability or ineffectiveness shall not affect the enforceability of the remaining provisions.

16.3	Notices

Any notice, instruction or direction given under or pursuant to these Rules:

(a)

is validly given if it is handed to the addressee or emailed to the address at the email address last notified by that person or posted by ordinary prepaid post (first class air mail if to an overseas address) to the last known address of the addressee;

(b)	must be signed by the sender or a person duly authorised by the sender or, if a notice is sent by email, sent by the sending party;

(c)	except as provided in paragraph 16.3(d), will be taken to have been given:

(i)	in the case of personal delivery, when personally received;

(ii)	in the case of post to a domestic address, three Business Days after posting;

(iii)	in the case of post to an overseas address, seven Business Days after posting;

(iv)

in the case of email, when the email (including any attachment) is sent to the receiving party at that email address, unless the sending party receives a notification of delivery failure within 24 hours of the email being sent, unless it is personally received or emailed after 5.00 pm any day, in which case it shall be deemed to be received or emailed at 9.00 am on the next succeeding Business Day; and

(d)

in the case of any Acceptance Form, that form will not be taken to have been received by or on behalf of the Company until it is actually received by the Company at the address nominated from time to time by the Board.

GenEmbryomics Performance Rights Plan Rules	Page 19

16.4	Governing law

(a)	These Rules must be governed by and construed in accordance with the laws applicable in Victoria, Australia.

(b)	The parties bound by these Rules irrevocably submit to the non-exclusive jurisdiction of the courts of Victoria, Australia.

GenEmbryomics Performance Rights Plan Rules	Page 20